                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                  FORM 8-K/A
                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported) February 16, 1999
                                                       -----------------


                             ROSLYN BANCORP, INC.
                             --------------------
            (Exact name of registrant as specified in its charter)


     Delaware                             0-28886             11-3333218
     --------                            ---------           -----------
(State or other Jurisdiction of          (Commission         (IRS Employer
incorporation or organization)           File Number)        Identification No.)



1400 Old Northern Boulevard, Roslyn, New York                11576
---------------------------------------------                -----
(Address of principal executive offices)                     (Zip Code)


Registrant's telephone number, including area code           (516) 621-6000
                                                             --------------


                                Not Applicable
                                --------------
        (Former name or former address, if changed since last report.)

     The Registrant hereby amends the items, financial statements, exhibits or other portions of its Current Report on Form 8-K dated February 16, 1999 and filed on February 19, 1999 as set forth herein.

ITEM 7.   Financial Statements, Pro Forma Financial Information and Exhibits
          ------------------------------------------------------------------

(a) The following documents have been filed with the Securities and Exchange Commission (the "Commission") by T R Financial Corp. pursuant to the Securities Exchange Act of 1934, as amended, and are incorporated by reference in this Form 8-K/A. All documents that are as of December 31, 1997, 1996 and 1995 are incorporated from T R Financial Corp.'s Annual Report on Form 10-K for the year ended December 31, 1997 filed with the Commission on March 30, 1998. With the exception of the Consolidated Statements of Changes in Stockholders' Equity for the Nine Months Ended September 30, 1997, which is incorporated by reference from T R Financial Corp.'s Quarterly Report on Form 10-Q for its third fiscal quarter ended September 30, 1997 filed with the Commission on November 13, 1997, all documents that are as of or for the Nine Months Ended September 30, 1998 and 1997 are incorporated by reference from T R Financial Corp.'s Quarterly Report on Form 10-Q for its third fiscal quarter ended September 30, 1998 filed with the Commission on November 16, 1998.

     (i) Consolidated Statements of Financial Condition as of December 31, 1997 and 1996 and as of September 30, 1998, and notes thereto.

     (ii) Consolidated Statements of Income for the Years Ended December 31, 1997, 1996 and 1995 and for the Nine Months Ended September 30, 1998 and 1997, and notes thereto.

     (iii) Consolidated Statements of Changes in Stockholders' Equity for the Years Ended December 31, 1997, 1996 and 1995 and for the Nine Months Ended September 30, 1998 and 1997, and notes thereto.

     (iv) Consolidated Statements of Cash Flows for the Years Ended December 31, 1997, 1996 and 1995, and for the Nine Months Ended September 30, 1998 and 1997, and notes thereto.

     (v) Independent Auditors' Report dated as of January 22, 1998 relating to the consolidated statements of financial condition of T R Financial Corp. and subsidiaries as of December 31, 1997 and 1996, and the related consolidated statements of income, changes in stockholders' equity and cash flows for each of the years in the three-year period ended December 31, 1997, incorporated by reference to the T R Financial Corp. Annual Report on Form 10-K for the year ended December 31, 1997.

(b) The following pro forma financial information required to be included herein pursuant to

     Article II of Regulation S-X is incorporated by reference to the Registration Statement on Form S-4 (Registration No. 333-67359) filed by Roslyn on November 16, 1998: Roslyn Bancorp, Inc. and T R Financial Corp. Unaudited Pro Forma Condensed Combined Consolidated Statement of Income for the Years Ended December 31, 1997, 1996 and 1995, and related notes. The balance of the pro forma financial information that is required to be included herein pursuant to Article II of Regulation S-X is attached hereto as Exhibit No. 99.2 and is incorporated herein by reference.

(c)  Exhibit No.                                  Description
     -----------                                  -----------

         2.1 Agreement and Plan of Merger, dated as of May 25, 1998, by and between Roslyn Bancorp, Inc. and T R Financial Corp./1/

         2.2 First Amendment, dated as of January 23, 1999, to the Agreement and Plan of Merger, dated as of May 25, 1998, by and between Roslyn Bancorp, Inc. and T R Financial Corp./2/

        99.1           Press release issued on February 16, 1999./3/

        99.2 Roslyn Bancorp, Inc. and T R Financial Corp. Unaudited Pro Forma Condensed Combined Consolidated Statement of Financial Condition as of September 30, 1998 and Roslyn Bancorp, Inc. and T R Financial Corp. Unaudited Pro Forma Condensed Combined Consolidated Statement of Income for the Nine Months Ended September 30, 1998 and 1997, and related notes.

_____________________
     /1/    Incorporated by reference to the Registration Statement on Form S-4
(Registration No. 333-67359) filed by Roslyn on November 16, 1998.

     /2/    Incorporated by reference to the Form 8-K (SEC File No. 0-28886)
filed by Roslyn on January 28, 1999.

     /3/    Incorporated by reference to the Form 8-K (SEC File No. 0-28886)
filed by Roslyn on February 19, 1999.

                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             ROSLYN BANCORP, INC.


Dated:  May 3, 1999                          By: /s/ Joseph L. Mancino
                                                 -----------------------------
                                                 Joseph L. Mancino
                                                 Director, President and Chief
                                                 Executive Officer